EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Virtus Equity Trust
File Number: 811-945
Registrant CIK Number: 0000034273

Sub-Item 77Q3


Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:


72DD1/72DD2-
Series   2 - Class A  $1,883, Class C $0, Class I $321
Series   4 - Class A  $405, Class C $22, Class I $4
Series   6 - Class A  $510, Class B $10, Class C $69, Class I $43
Series   8 - Class A  $1,755, Class B $10, Class C $7
Series   9 - Class A, Class B, Class C and Class I is zero.
Series 10 - Class A  $200, Class C $7, Class I $404
Series 12 - Class A, Class C and Class I is zero
Series 14 - Class A, Class B, Class C and Class I is zero.
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $5,754, Class B $26, Class C $277
Series 18 - Class A $1, Class C & Class I are zero.

73A1/73A2-
Series   2 - Class A  $0.1300, Class C $0, Class I $0.1760
Series   4 - Class A  $0.0880, Class C $0.0560, Class I $0.0990
Series   6 - Class A  $0.0850, Class B $0.0280, Class C $0.0340,
 Class I $0.1040
Series   8 - Class A  $0.0760, Class B $0.0460, Class C $0.0460
Series   9 - Class A, Class B, Class C and Class I is zero
Series 10 - Class A  $0.0560, Class C $0.0200, Class I $0.0680
Series 12 - Class A, Class C and Class I is zero
Series 14 - Class A, Class B, Class C and Class I is zero
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $0.1250, Class B $0.0810, Class C $0.0810
Series 18 - Class A  $0.0290. Class C $0, Class I $0.0411


74U1/74U2-
Series   2 - Class A 13,382, Class C 2,897, Class I 1,692
Series   4 - Class A 4,551, Class C 398, Class I 33
Series   6 - Class A 5,547, Class B 319, Class C 1,915, Class I 392
Series   8 - Class A 22,811, Class B 191, Class C 156
Series   9 - Class A 5,467, Class B 211, Class C 362, Class I 92
Series 10 - Class A 9,072, Class C 1,852, Class I 11,665
Series 12 - Class A 5,513, Class C 620, Class I 342
Series 14 - Class A 1,614, Class C 527 Class I 5,901
Series 15 - Class A 48,384, Class B 935, Class C 960, Class I 459
Series 16 - Class A 45,455, Class B 306, Class C 3,362
Series 18 - Class A 36, Class C 10, Class I 13

74V1/74V2-
Series   2 - Class A $19.78, Class C $19.32, Class I $19.78
Series   4 - Class A $8.90, Class C $8.78, Class I $8.91
Series   6 - Class A $14.10, Class B $13.52, Class C $13.50,
 Class I $14.09
Series   8 - Class A $8.13, Class B $8.20, Class C $8.28
Series   9 - Class A $13.93, Class B $12.10, Class C $12.10,
 Class I $14.05
Series 10 - Class A $10.14, Class C $10.13, Class I $10.14
Series 12 - Class A $9.07, Class C $8.78, Class I $9.08
Series 14 - Class A $14.89, Class C $13.82, Class I 15.28
Series 15 - Class A $7.93, Class B $6.91, Class C $6.91, Class I 8.02 Series 16 - Class A $12.44, Class B $12.39, Class C $12.37
Series 18 - Class A $12.29, Class C $12.20, Class I $12.32